UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

To

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2016

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Global Net Lease, Inc. (the “Company”) filed a Current Report on Form 8-K on December 9, 2016 which was filed under Item 7.01. This Amended Current Report on Form 8-K is being filed for the purpose of filing the disclosure under Item 8.01.

Item 8.01.  Other Events.

Notice of Termination of Inactive Distribution Reinvestment Plan

Global Net Lease, Inc. (the “Company”) hereby provides notice to its stockholders that, in accordance with the terms of the Company’s distribution reinvestment plan (“DRIP”), which is inactive and was previously suspended in advance of the Company’s listing of its common stock on the New York Stock Exchange in June 2015, the Company’s board of directors approved the termination of the DRIP, effective on December 19, 2016. As previously disclosed, the final issuance of shares pursuant to the DRIP occurred in May 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2016	By:	/s/ Scott J. Bowman
		Name: Title:	Scott J. Bowman Chief Executive Officer and President